SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 14, 2009

Date of Report (Date of earliest event reported)

INERGY HOLDINGS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-51304	43-1792470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On Tuesday, September 15, 2009, members of senior management of Inergy, L.P., and Inergy Holdings, L.P. will be conducting meetings with certain investors in New York, NY. The materials presented at these meetings will be posted on our website at www.inergypropane.com at approximately 7:30 a.m. ET on Tuesday, September 15, 2009.

In accordance with General Instruction B.2. of form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY HOLDINGS, L.P.

	By:	INERGY HOLDINGS GP, LLC, Its General Partner

Date: September 14, 2009	/s/ Laura L. Ozenberger
Laura L. Ozenberger Senior Vice President - General Counsel and Secretary